SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                             FORM 8-K/AMENDMENT NO. 1


                                CURRENT REPORT
                    PURSUANT TO SECTION 14 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date or earliest event reported)     June 22, 1994


                                 MasTec, Inc.
             __________________________________________________



     Delaware                        0-3797                  59-1259279
___________________________________________________________________________
(State or Other Jurisdiction        (Commission           IRS Employer
   of Incorporation)                File Number)       Identification No.)



 8600 N.W. 36th Street, Miami, Florida                          33166
___________________________________________________________________________
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (305) 599-1800



___________________________________________________________________________
   (Former Name or Former Address, if Changed Since Last Report)

MasTec, Inc.
FORM 8-K/A

Item 7. (a) Financial Statements of Business Acquired

                                                                    Page
                                                                   Number

     Report of Independent Accountants                                 3

     Statements of Income for Nine Months Ended
      December 31, 1993 and Year Ended March 31, 1993                  4

     Statement of Retained Earnings for Nine Months
      Ended December 31, 1993 and Year Ended March 31, 1993            5

     Balance Sheets at December 31, 1993 and March 31, 1993            6

     Statements of Cash Flows for the Nine Months
      ended December 31, 1993 and Year Ended March 31, 1993            8

     Notes to Financial Statements                                     9

   Interim Financial Statements

     Statements of Income for Six Months Ended
      June 22, 1994 and September 30, 1993                            14

     Statement of Retained Earnings for Six Months Ended
      June 22, 1994 and September 30, 1993                            15

     Balance Sheets at June 22, 1994 and December 31, 1993            16

     Statements of Cash Flows for the Six Months
      ended June 22, 1994 and September 30, 1993                      18

     Notes to Financial Statements                                    19

(b) Pro Forma Financial Information                                   22

     Combined Pro Forma Statement of Income for the Year
      ended December 31, 1993                                         23

     Combined Pro Forma Statement of Income for the Six Months
      ended June 30, 1994                                             24


     Combined Pro Forma Balance Sheet at June 30, 1994                25

     Notes to Combined Pro Forma Financial Statements                 26

Board of Directors
Designed Traffic Installation Co.
Fort Lauderdale, Florida


We have audited the accompanying balance sheet of Designed Traffic Installation Co. as at December 31, 1993 and March 31, 1993 and the related statements of income, retained earnings, and cash flows for the nine months and twelve months then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of Designed Traffic Installation Co., as at December 31, 1993 and March 31, 1993, and the results of its operations and its cash flows for the nine months and twelve months then ended, in conformity with generally accepted accounting principles.




                              JANE C. HAYES & ASSOCIATES, P.A.
                              Certified Public Accountants


March 4, 1994

                DESIGNED TRAFFIC INSTALLATION CO.
                       STATEMENT OF INCOME
                 (PERCENTAGE OF COMPLETION BASIS)

_________________________________________________________________

                              9 Months Ended      12 Months Ended
                              December 31, 1993    March 31, 1993
EARNED REVENUES

  Contract revenue               $ 7,967,134        $ 6,857,537
  Installation and repair            160,734            455,367
                                   ---------          ---------
                                   8,127,868          7,312,904
                                   ---------          ---------
COST OF EARNED REVENUES

  Contract costs                   5,095,449          4,571,102
  Unallocated labor costs            203,873            209,605
                                   ---------          ---------
                                   5,299,322          4,780,707
                                   ---------          ---------
GROSS PROFIT                       2,828,546          2,532,197
                                   ---------          ---------
EXPENSES

  Operating expenses                 776,933            897,558
  General & administrative         1,553,738          1,359,772
  Depreciation                       166,153            187,690
                                   ---------          ---------
                                   2,496,824          2,445,020
                                   ---------          ---------

OPERATING INCOME                     331,722             87,177

Other income                          10,864             29,415
                                   ---------          ---------

Income before provisions for
  income taxes                       342,586            116,592

Income taxes provision
         (Note 9)                      6,673             26,123

Deferred taxes (Note 9)                    0            154,800
                                   ---------          ---------

NET INCOME                        $  349,259         $  297,515
                                   =========          =========

          The accompanying notes to financial statements are an integral part of this statement

                DESIGNED TRAFFIC INSTALLATION CO.
                  STATEMENT OF RETAINED EARNINGS
                 (PERCENTAGE OF COMPLETION BASIS)

________________________________________________________________

                              9 Months Ended      12 Months Ended
                              December 31, 1993    March 31, 1993



 Retained earnings -

 Beginning of year                $ 2,385,660       $ 2,088,145

 Net income                           349,259           297,515
                                   ----------        ----------
 Retained earnings-end of year    $ 2,734,919       $ 2,385,660
                                   ==========        ==========






























          The accompanying notes to financial statements are an integral part of this statement

                 DESIGNED TRAFFIC INSTALLATION CO.
                          BALANCE SHEET
                 (PERCENTAGE OF COMPLETION BASIS)
_________________________________________________________________

                                   ASSETS
                                   ______


                               December 31, 1993   March 31, 1993
                               _________________   ______________

CURRENT ASSETS:

  Cash on hand and in bank           $   857,460         $  504,247
  Receivables (net of allowance for
    doubtful accounts) (Note 2)        1,470,935          1,412,363
  Inventory (at cost) (Note 1)            29,502             11,991
  Costs and estimated earnings in
    excess of billings on uncompleted
    contracts (Note 3)                 1,001,337            756,255
  Prepaid expenses                       344,126            354,850
                                       ---------          ---------
          Total current assets         3,703,360          3,039,706
                                       ---------          ---------

FIXED ASSETS (at cost) (Note 1):

  Land                                   350,000            350,000
  Buildings and improvements             368,180            362,059
  Machinery and equipment                934,957            841,473
  Automotive                             754,631            750,085
  Computer                                60,234             88,658
  Office furniture and equipment          32,050             33,041
                                       ---------          ---------
                                       2,500,052          2,425,316
                                       ---------          ---------
  Less accumulated depreciation        1,511,024          1,429,845
                                       ---------          ---------

      Net fixed assets                   989,028            995,471
                                       ---------          ---------

OTHER ASSETS (Note 7):                   224,102            295,183
                                       ---------          ---------


     TOTAL ASSETS                    $ 4,916,490        $ 4,330,360
                                     ===========        ===========


          The accompanying notes to financial statements are an integral part of this statement

                 DESIGNED TRAFFIC INSTALLATION CO.
                          BALANCE SHEET
                 (PERCENTAGE OF COMPLETION BASIS)
_________________________________________________________________


               LIABILITIES AND STOCKHOLDERS' EQUITY
               ____________________________________


                                   December 31, 1993   March 31, 1993
                                   ______________      ______________


CURRENT LIABILITIES:

  Accounts payable - trade            $  474,441         $  320,870
  Current maturities of
     long-term debt                      176,097            523,937
  Billings in excess of costs and
   estimated earnings on uncompleted
   contracts (Note 3)                    351,018            365,443
  Income taxes payable (Note 9)           13,000             88,000
  Accrued expenses (Note 5)              438,881            596,804
  Stockholder loans                      430,000                  0
                                       ---------          ---------
        Total current liabilities      1,883,437          1,895,054
                                       ---------          ---------

LONG-TERM LIABILITIES:

  Notes payable net of current
    maturities (Note 4)                  378,636            130,148
                                       ---------          ---------
     Total liabilities                 2,262,073          2,025,202
                                       ---------          ---------

STOCKHOLDERS' EQUITY:

  Common stock - par value $10.00
     authorized 10,000 shares, issued
     9,300 shares of which 3,300
     shares are in the treasury           93,000             93,000
  Paid in capital                        369,498            369,498
  Retained earnings                    2,734,919          2,385,660
  Treasury stock-3,300 shares
     (at cost)                          (543,000)          (543,000)
                                       ---------          ---------
     Total stockholders' equity        2,654,417          2,305,158
                                       ---------          ---------

     TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY          $ 4,916,490        $ 4,330,360
                                       =========          =========


          The accompanying notes to financial statements are an integral part of this statement

                     DESIGNED TRAFFIC INSTALLATION CO.
                          STATEMENT OF CASH FLOWS
                      (PERCENTAGE OF COMPLETION BASIS)


                                     9 Months Ended     12 Months Ended
                                    December 31, 1993    March 31, 1993
                                   __________________   _______________
Cash flows from operating activities:
Net income                                    $349,259       $297,515
                                              ---------      ---------
Adjustments to reconcile net income to
 net cash provided by operating activities:

  Amortization of non-compete agreement         54,750         73,000
  Depreciation                                 166,153        187,690
  Provision for losses on accounts
   receivable and disposal of fixed assets      17,095          8,362
Change in receivables                          (71,533)       642,328
Change in inventory, costs and estimated
   earnings on uncompleted contracts          (262,593)       310,187
  Change in prepaid expenses                    10,724        (63,177)
  Change in accounts payable                   153,571       (423,952)
  Change in uncompleted contracts
   billings in excess of costs and
   estimated earnings                          (14,425)      (369,138)
  Change in other assets                        16,331        (12,688)
  Change in income tax payable                 (75,000)      (262,000)
  Change in accrued expenses                  (157,923)      (202,847)
  Change in deferred taxes                           0       (154,800)
                                              ---------      ---------
          Total adjustments                   (162,850)      (267,035)

Net cash provided by operating
  activities                                   186,409         30,480
                                              ---------      ---------
Cash flows from investing activities:
  Expenditures for property and
   equipment                                  (163,844)      (373,553)
                                              ---------      ---------
Cash flows from financing activities:
  Principal payments under note
   obligations                                (178,070)      (203,466)
  Proceeds from stockholder loans              430,000              0
  Proceeds from increase in notes
   payable                                      78,718        234,187
                                              ---------      ---------
Net cash from financing activities             330,648         30,721
                                              ---------      ---------

Increase (Decrease) in cash                    353,213       (312,352)
Cash at beginning of year                      504,247        816,599
                                              ---------      ---------
Cash at end of year                           $857,460       $504,247
                                              =========      =========
The accompanying notes to financial statements are an integral part of this statement

                     DESIGNED TRAFFIC INSTALLATION CO.
                       NOTES TO FINANCIAL STATEMENTS
                      (PERCENTAGE OF COMPLETION BASIS)
                    DECEMBER 31, 1993 AND MARCH 31, 1993

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

Recognition of Income

The company reports income for financial statement purposes on the percentage of completion basis and on the completed job basis for tax purposes. Income on contracts in process for statement purposes is recorded on the basis of the management's estimates of the percentage of job completion to date.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, payroll taxes and insurance. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts", represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts", represents billings in excess of revenues recognized.

Depreciation

The company records depreciation on its fixed assets using the straight line, double declining balance, and A.C.R.S. methods at rates intended to prorate costs over estimated useful lives as follows:

                 Assets                      Estimated Useful Life
          -----------------------            ---------------------
          Machinery and equipment                 3 to 8 years
          Automotive                              3 to 8 years
          Computer                                5 years
          Office furniture & equipment            5 to 8 years
          Building and improvements               19 years

Pension and Profit Sharing Plans

In 1972, the Board of Directors approved pension and profit sharing plans for the benefit of company employees. These plans were subsequently amended to conform to current law. Qualifications for employee participation in these plans are based upon an attained age and length of service with the company. Pension and profit sharing costs are charged to income on a current basis. The company's policy is to fund the costs accrued.

                     DESIGNED TRAFFIC INSTALLATION CO.
                 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                      (PERCENTAGE OF COMPLETION BASIS)
                    DECEMBER 31, 1993 AND MARCH 31, 1993


Inventory

Inventories are stated at the lower of cost or market. Cost is determined on the first-in-first-out method. Maintenance, operating and office supplies of nominal value are not inventoried.

Self Insurance

The company maintains a policy of self insurance on a portion of material and supplies purchased for inventory and contracts. As purchases are made, they are warehoused until convenient to move to job sites. This temporary warehousing at times exceeds insurance coverage. Management states that every effort is made to move these goods to job sites as quickly as possible.

NOTE 2-RECEIVABLES
                                   December 31         March 31
                                   -----------         --------
Contract receivables:
  Billed -
     Completed contracts           $  381,681        $  230,705
     Contracts in progress            363,238           370,146
     Retainage                        414,645           543,081
     Earned - not billed              322,029           293,458
                                    ---------         ---------
                                   $1,481,593         1,437,390
     Less allowance for doubtful
       collections                     10,658            25,027
                                    ---------         ---------
               Total               $1,470,935        $1,412,363
                                    =========         =========

NOTE 3-COSTS AND BILLINGS ON UNCOMPLETED CONTRACTS

                                   December 31        March 31
                                   -----------        --------
  Costs incurred on uncompleted
       contracts                   $4,600,308       $4,189,737
  Estimated earnings                1,452,671        1,273,307
                                    ---------        ---------
                                    6,052,979        5,463,044
  Less:  Billings to date           5,402,660        5,072,232
                                    ---------        ---------

  Net costs and estimated earnings $  650,319       $  390,812
                                    =========        =========

                     DESIGNED TRAFFIC INSTALLATION CO.
                 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                      (PERCENTAGE OF COMPLETION BASIS)
                    DECEMBER 31, 1993 AND MARCH 31, 1993

  Included in accompanying balance sheet
   under the following caption:
    Cost and estimated earnings in
     excess of billings on
     uncompleted contracts          1,001,337          756,255
    Billings in excess of costs and
     estimated earnings on uncompleted
     contracts                       (351,018)        (365,443)
                                     --------        ---------
 Net costs and estimated earnings   $ 650,319       $  390,812
                                     ========        =========

NOTE 4-NOTES PAYABLE

Notes to banks and finance companies secured
      by equipment with various maturity dates            $ 164,875

     Note to former officer for purchase of 1,184
      shares of stock for the treasury, payable
      quarterly at $7,967 including interest and
      principal, due 01/95                                   29,972

     The Company is in the process of refinancing its
      first mortgage on the land and building with Sun
      Bank.  The original mortgage ballooned in October
      1993 and a temporary loan was signed at that time
      to bridge the time period until negotiations could
      be completed on a permanent note.  The "bridge-loan"
      was due to balloon on March 8, 1994 with a payment of
      $342,400.  As of March 21, a tentative agreement has
      been reached, but not signed, which calls for principal
      payments of $1,600 per month plus interest at prime
      plus 1% floating.  The mortgage will be amortized
      over 25 years and will balloon in 2001.               345,600

     2nd mortgage on land and building at 1% over the prime
      rate.  Monthly principal payments are $714 plus
      plus interest, due August 1, 1995                      14,286
                                                            -------
       Sub-total                                            554,733
     Less current maturities                               (176,097)
                                                            -------
          Total                                            $378,636
                                                            =======

                     DESIGNED TRAFFIC INSTALLATION CO.
                 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                      (PERCENTAGE OF COMPLETION BASIS)
                    DECEMBER 31, 1993 AND MARCH 31, 1993


          Principal payment due in the next five years are as
           follows:
                    1994                     $176,097
                    1995                       63,140
                    1996                       27,496
                    1997                       19,200
                    1998                       19,200
                                             --------
                        Total                $305,133
                                             ========

NOTE 5-ACCRUED EXPENSES
                              December 31        March 31

     Bonuses                  $ 91,220           $379,736
     Profit Sharing            102,907             68,570
     Pension plan               14,701             17,747
     General insurance and
      workers compensation     206,387             73,466
     Wages                      20,852             42,287
     Payroll taxes and other     2,814             14,998
                              --------            -------
          Total               $438,881           $596,804
                              ========           ========

NOTE 6-PENSION AND PROFIT SHARING PLANS

Contributions to both plans are based on the annual salary of qualified employees and are limited to a required 1% for the pension plan and an optional contribution to the profit sharing plan based upon a formula integrated with social security. For the nine months ended December 31 and twelve months ended March 31, the contributions to the pension plan were $14,701 and $17,143. The contributions to the profit sharing plan were $102,907 and $68,570. All costs are currently funded and there is no unfunded liability for past service costs.

NOTE 7-NON-COMPETE AGREEMENT

Other assets include a five year non-compete agreement entered into January 1991, with a former officer/shareholder. Amortization for the periods ending December 31, and March 31 was $54,750 and $73,000, leaving remaining balances of $146,000 and $200,750 respectively.

                     DESIGNED TRAFFIC INSTALLATION CO.
                 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                      (PERCENTAGE OF COMPLETION BASIS)
                    DECEMBER 31, 1993 AND MARCH 31, 1993

NOTE 8-CHANGE OF ACCOUNTING YEAR

For the period beginning April 1, 1993, the Company elected to be taxed as an "S" corporation pursuant to IRS regulation 1361. Concurrent with this election, the corporation's year-end changed from a fiscal year ending March 31 to a calendar year-end. This change resulted in a nine month year ending December 31, 1993. Effective January 1, 1994, the Corporation terminated the "S" election and reverted to a "C" Corporation retaining the December year-end.

NOTE 9 -INCOME TAXES

Construction contracts are reported on the percentage of completion method for financial statement purposes and on the completed contract method for tax purposes.

The Corporation elected to be taxed as an "S" Corporation for the nine months period ended December 31, 1993 (See Note 8). As such, corporate profits are including and taxed on the shareholders' personal income tax returns. In addition, a corporate tax is levied on the disposal of assets with an appreciated value (built-in gains tax). For the nine months ended December 31, 1993, this tax amounted to $13,000. For the periods ended December 31, 1993 and March 31, 1993, accruals for income taxes were $13,000 and $88,000. An over-accrual from prior years resulted in a net tax benefit on the income statement of $6,673 and $26,123 respectively.

For the year ended March 31, 1993, election of the "S" status eliminated the need for deferred income prior year taxes. Accordingly, the deferred tax asset and liability on the balance sheet have been eliminated resulting in a deferred tax benefit on the income statement of $154,800.


NOTE 10-LINE OF CREDIT

The company has maintained a $250,000 line of credit with Sun Bank for the past four years at prime plus 1% floating, and guaranteed by the principals with a lien on equipment and inventories. This amount has been increased by the bank to $500,000, maturing June 30, 1994. As of the date of this report, the company has not drawn on this line of credit.

DESIGNED TRAFFIC INSTALLATION CO.
STATEMENT OF INCOME
(PERCENTAGE OF COMPLETION BASIS)
(UNAUDITED)
_________________________________________________________________

                               6 Months Ended      6 Months Ended
EARNED REVENUES                 June 30, 1994    September 30, 1993


  Contract revenue               $ 4,638,812        $ 5,245,973
  Installation and repair            133,153            138,867
                                   ---------          ---------
                                   4,771,965          5,384,840
                                   ---------          ---------
COST OF EARNED REVENUES

  Contract costs                   3,046,313          3,045,966
  Unallocated labor costs            113,221            123,965
                                   ---------          ---------
                                   3,159,534          3,169,661
                                   ---------          ---------
GROSS PROFIT                       1,612,431          2,215,179
                                   ---------          ---------
EXPENSES

  Operating expenses                 422,464            326,750
  General & administrative           714,727            672,573
  Depreciation                       119,705             90,799
  Interest Expense                    22,426             21,996
                                   ---------          ---------
                                   1,279,322          1,112,118
                                   ---------          ---------

OPERATING INCOME                     333,109          1,103,061

Other income                           8,505              8,003
                                   ---------          ---------

Income before provisions for
  income taxes                       341,414          1,111,064

Income taxes provision               152,081                  0
                                   ---------          ---------

NET INCOME                        $  189,333         $1,111,064
                                   =========          =========

          The accompanying notes to financial statements are an integral part of this statement

DESIGNED TRAFFIC INSTALLATION CO.
STATEMENT OF RETAINED EARNINGS
(PERCENTAGE OF COMPLETION BASIS)
(UNAUDITED)

________________________________________________________________

                              9 Months Ended      12 Months Ended
                              December 31, 1993    March 31, 1993



 Retained earnings -

 Beginning of year                $ 2,734,919       $ 2,385,660

 Net income                           189,333         1,111,064
                                   ----------        ----------
 Retained earnings-end of year    $ 2,924,252       $ 3,496,724
                                   ==========        ==========






























          The accompanying notes to financial statements are an integral part of this statement

                     DESIGNED TRAFFIC INSTALLATION CO.
                               BALANCE SHEET
                      (PERCENTAGE OF COMPLETION BASIS)
                                (UNAUDITED)
_________________________________________________________________

                                   ASSETS
                                   ______
                                      June 22, 1994    December 31, 1993
                                     ______________    ________________

CURRENT ASSETS:

  Cash on hand and in bank           $   223,178        $   857,460
  Receivables (net of allowance for
    doubtful accounts)                 1,694,395          1,470,935
  Inventory (at cost)                     65,725             29,502
  Costs and estimated earnings in
    excess of billings on uncompleted
    contracts                          1,183,846          1,001,337
  Prepaid expenses                       140,482            344,126
                                       ---------          ---------
          Total current assets         3,307,626          3,703,360
                                       ---------          ---------

FIXED ASSETS (at cost):

  Land                                   350,000            350,000
  Buildings and improvements             368,180            368,180
  Machinery and equipment                822,885            934,957
  Automotive                             856,450            754,631
  Computer                                60,234             60,234
  Office furniture and equipment          32,050             32,050
                                       ---------          ---------
                                       2,487,799          2,500,052
                                       ---------          ---------
  Less accumulated depreciation       (1,447,524)        (1,511,024)
                                       ---------          ---------

      Net fixed assets                 1,042,275            989,028
                                       ---------          ---------

OTHER ASSETS:                            208,650            224,102
                                       ---------          ---------


     TOTAL ASSETS                    $ 4,558,551        $ 4,916,490
                                     ===========        ===========


          The accompanying notes to financial statements are an integral part of this statement

                     DESIGNED TRAFFIC INSTALLATION CO.
                               BALANCE SHEET
                      (PERCENTAGE OF COMPLETION BASIS)
                                (UNAUDITED)

_________________________________________________________________

               LIABILITIES AND STOCKHOLDERS' EQUITY
               ____________________________________

                                     June 22, 1994  December 31, 1993
                                     ______________  ______________

CURRENT LIABILITIES:

  Accounts payable - trade            $  383,567         $  474,441
  Current maturities of
     long-term debt                      137,995            176,097
  Billings in excess of costs and
   estimated earnings on uncompleted
   contracts                             224,090            351,018
  Income taxes payable                   151,371             13,000
  Accrued expenses                       281,223            438,881
  Stockholder loans                      102,158            430,000
                                       ---------          ---------
        Total current liabilities      1,280,404          1,883,437
                                       ---------          ---------

LONG-TERM LIABILITIES:

  Notes payable net of current
    maturities                           434,397            378,636
                                       ---------          ---------
     Total liabilities                 1,714,801          2,262,073
                                       ---------          ---------

STOCKHOLDERS' EQUITY:

  Common stock - par value $10.00
     authorized 10,000 shares, issued
     9,300 shares of which 3,300
     shares are in the treasury           93,000             93,000
  Paid in capital                        369,498            369,498
  Retained earnings                    2,924,252          2,734,919
  Treasury stock-3,300 shares
     (at cost)                          (543,000)          (543,000)
                                       ---------          ---------
     Total stockholders' equity        2,843,750          2,654,417
                                       ---------          ---------

     TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY          $ 4,558,551        $ 4,916,490
                                     ===========        ===========



          The accompanying notes to financial statements are an integral part of this statement

                     DESIGNED TRAFFIC INSTALLATION CO.
                          STATEMENT OF CASH FLOWS
                      (PERCENTAGE OF COMPLETION BASIS)
                                (UNAUDITED)

                                                 6 Months Ended
                                         June 22, 1994   September 30, 1993
                                        -----------------------------------
Cash flows from operating activities:
Net income                                   $  189,333     $1,111,064
                                              ---------      ---------
Adjustments to reconcile net income to
 net cash provided by operating activities:

  Amortization of non-compete agreement         34,878         36,500
  Depreciation                                 119,905         90,799
  Provision for losses on accounts
   receivable and disposal of fixed assets      (1,704)             0
Change in receivables                         (223,260)      (149,331)
Change in inventory, costs and estimated
   earnings on uncompleted contracts          (218,732)      (539,253)
  Change in prepaid expenses                   203,644         64,629
  Change in accounts payable                   (90,874)       121,166
  Change in uncompleted contracts
   billings in excess of costs and
   estimated earnings                         (126,928)        79,810
  Change in other assets                       (19,426)        20,342
  Change in income tax payable                 138,371        (10,725)
  Change in accrued expenses                  (172,658)      (320,353)
                                              ---------      ---------
Net cash (used) provided by operating
  activities                                  (167,651)      504,648
                                              ---------      ---------
Cash flows from investing activities:
  Expenditures for property and
   equipment                                  (229,405)      (112,460)
  Proceeds from sale of equipment               57,957              0
                                              ---------      ---------
Net cash used in investing activities         (171,448)      (112,460)
                                              ---------      ---------
Cash flows from financing activities:
  Principal payments under note
   obligations                                (490,264)      (120,193)
  Payments of stockholder loans               (312,842)             0
  Proceeds from increase in notes payable      507,923         41,261
                                              ---------      ---------
Net cash (used) provided by financing
  activities                                  (295,183)       (78,932)
                                              ---------      ---------

Increase (Decrease) in cash                   (634,282)       313,256
Cash at beginning of year                      857,460        504,247
                                              ---------      ---------
Cash at end of year                           $223,178       $817,503
                                              =========      =========
The accompanying notes to financial statements are an integral part of this statement

                     DESIGNED TRAFFIC INSTALLATION CO.
                       NOTES TO FINANCIAL STATEMENTS
                      (PERCENTAGE OF COMPLETION BASIS)
                               JUNE 22, 1994

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

Presentation

The accompanying financial statements of Designed Traffic Installation Co.("DTI") have been prepared in accordance with generally accepted accounting principles for interim financial information. They do not include all information and notes required by generally accepted accounting principles for complete financial statements and should be read in conjunction with the audited financial statements for the nine month period ended December 31, 1993. The financial information furnished reflects all adjustments, consisting only of normal recurring accruals which are, in the opinion of management, necessary for a fair presentation of the financial position and results of operations for the periods presented. The results of operations are not necessarily indicative of future results of operation or financial position of DTI.

Recognition of Income

The Company reports income for financial statement purposes on the percentage of completion basis and on the completed job basis for tax purposes. Income on contracts in process for statement purposes is recorded on the basis of the management's estimates of the percentage of job completion to date.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, payroll taxes and insurance. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts", represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts", represents billings in excess of revenues recognized.

DESIGNED TRAFFIC INSTALLATION CO.
NOTES TO FINANCIAL STATEMENTS
(PERCENTAGE OF COMPLETION BASIS)
JUNE 22, 1994 (continued)

Depreciation

The company records depreciation on its fixed assets using the straight line, double declining balance, and A.C.R.S. methods at rates intended to prorate costs over estimated useful lives as follows:

                 Assets                      Estimated Useful Life
          -----------------------            ---------------------
          Machinery and equipment                 3 to 8 years
          Automotive                              3 to 8 years
          Computer                                5 years
          Office furniture & equipment            5 to 8 years
          Building and improvements               19 years

Pension and Profit Sharing Plans

In 1972, the Board of Directors approved pension and profit sharing plans for the benefit of company employees. These plans were subsequently amended to conform to current law. Qualifications for employee participation in these plans are based upon an attained age and length of service with the company. Pension and profit sharing costs are charged to income on a current basis. The company's policy is to fund the costs accrued.

Inventory

Inventories are stated at the lower of cost or market. Cost is determined on the first-in-first-out method. Maintenance, operating and office supplies of nominal value are not inventoried.

Self Insurance

The company maintains a policy of self insurance on a portion of material and supplies purchased for inventory and contracts. As purchases are made, they are warehoused until convenient to move to job sites. This temporary warehousing at times exceeds insurance coverage. Management states that every effort is made to move these goods to job sites as quickly as possible.


NOTE 2-CHANGE OF ACCOUNTING YEAR

For the period beginning April 1, 1993, the Company elected to be taxed as an "S" corporation pursuant to IRS regulation 1361. Concurrent with this election, the corporation's year-end changed from a fiscal year ending March 31 to a calendar year-end. This change resulted in a nine month year ending December 31, 1993. Effective January 1, 1994, the Corporation terminated the "S" election and reverted to a "C" Corporation retaining the December year-end.

DESIGNED TRAFFIC INSTALLATION CO.
NOTES TO FINANCIAL STATEMENTS
(PERCENTAGE OF COMPLETION BASIS)
JUNE 22, 1994 (continued)

NOTE 3-LINE OF CREDIT

The company has maintained a $250,000 line of credit with Sun Bank for the past four years at prime plus 1% floating, and guaranteed by the principals with a lien on equipment and inventories. This amount has been increased by the bank to $500,000, maturing June 30, 1994. As of the date of this report, the company has not drawn on this line of credit.

CONSOLIDATED PRO FORMA FINANCIAL INFORMATION (UNAUDITED):

The following unaudited pro forma consolidated statements of income of MasTec and DTI for the year ended December 31, 1993 and six months ended June 30, 1994 are presented as if the acquisition had occurred on January 1, 1993. The unaudited pro forma consolidated balance sheet is presented as if the acquisition had occurred on June 22, 1994. Because of DTI's change in fiscal year, data was only available for nine months ended December 31, 1993.

The pro forma data is presented for informational purposes only and may not be indicative of the future results of operations or financial position of MasTec, or what the results of operations or financial position of MasTec would have been if the acquisition had occurred on the dates set forth.

These pro forma consolidated financial statements should be read in conjunction with the historical combined financial statements and notes thereto of DTI included herein and MasTec as included by reference.

The unaudited pro forma consolidated financial statements are derived from the historical financial statements of MasTec and DTI. The pro forma consolidated balance sheet combines MasTec's June 30, 1994 balance sheet with DTI June 22, 1994 balance sheet. The pro forma consolidated statements of income combine MasTec's pro forma statements of operations for the twelve months ended December 31, 1993, as reported in MasTec's FORM 8-K filed May 17, 1994 which is hereby included by reference and for the six months ended June 30, 1994 as reported in MasTec's 10-Q filed August 8, 1994 which is hereby included by reference, with DTI's historical statement of operations for the nine months ended December 31, 1993 and six months ended June 22, 1994.

                                 MasTec, INC.
                            PROFORMA FINANCIAL STATEMENTS
                     CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                       (In Thousands Except Per Share Amounts)

                             12 Months    9 Months
                                Ended       Ended
                            December 31, December 31,
                                1993        1993
                                MasTec               PRO FORMA    COMBINED
                              PRO FORMA      DTI    ADJUSTMENTS  PRO FORMA
                            (Unaudited)   (Audited) (Unaudited) (Unaudited)
Revenues                     $ 182,415   $   8,128   $           $ 190,543
                              ---------   ---------   ---------   ---------
Costs and Expenses
 Costs of Revenues (exclusive
  of depreciation and amortization
  shown separately below)      154,107       6,076                 160,183
 General and Administrative     28,398       1,520                  29,918
 Depreciation and Amortization   3,328         166                   3,494
 Interest Expense                4,334          34         138 (1)   4,506
 Interest and Dividend Income   (1,552)        (10)                 (1,562)
 Other                          (1,166)          0                  (1,166)
                              ---------   ---------   ---------   ---------

 Total Costs and Expenses      187,449       7,786         138     195,373
                              ---------   ---------   ---------   ---------
Income (Loss) Before Income
 Taxes, Equity in Earnings
 (Losses) of Unconsolidated
  Joint Ventures and
  Minority Interest             (5,034)        342        (138)     (4,830)

Credit for Income Taxes         (1,236)         (7)        (52)(2)  (1,295)
                              ---------   ---------   ---------   ---------
Income (Loss) Before Equity     (3,798)        349         (86)     (3,535)
  in Earnings of
  Unconsolidated Joint
  Ventures and Minority Interest

Equity in Earnings of
  Unconsolidated Joint Ventures  1,187           0                   1,187
Minority Interest                  (10)          0                     (10)
                              ---------   ---------   ---------   ---------
     NET INCOME (LOSS)       $  (2,621)  $     349   $     (86)  $  (2,358)
                              =========   =========   =========   =========

Average Shares Outstanding      16,028       6,000      (6,000)(3)  16,028

Earnings (Loss) Per Share    $   (0.16)   $   0.06               $   (0.15)

                                    MasTec, INC.
                            PROFORMA FINANCIAL STATEMENTS
                     CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                       (In Thousands Except Per Share Amounts)

                                   6 Months Ended
                         June 30, 1994  June 22, 1994
                               MasTec                 PRO FORMA    COMBINED
                              PRO FORMA         DTI  ADJUSTMENTS  PRO FORMA
                             (Unaudited)   (Audited) (Unaudited)(Unaudited)
Revenues                     $  70,692   $   4,772   $           $  75,464
                              ---------   ---------   ---------   ---------
Costs and Expenses
 Costs of Revenues (exclusive
  of depreciation and amortization
  shown separately below)       57,764       3,582                  61,346
 General and Administrative      9,929         716                  10,645
 Depreciation and Amortization   3,469         120                   3,589
 Interest Expense                2,045          22          41 (1)   2,108
 Interest and Dividend Income   (1,061)         (9)                 (1,070)
 Other                            (236)          0                    (236)
                              ---------   ---------   ---------   ---------

 Total Costs and Expenses       71,910       4,431          41      76,382
                              ---------   ---------   ---------   ---------
Income (Loss) Before Income
Taxes, Equity in Earnings
  (Losses) of Unconsolidated
  Joint Ventures and
  Minority Interest             (1,218)        341         (41)       (918)

Provision (Credit) for Income
  Taxes                         (1,188)        152         (15)(2)  (1,051)
                              ---------   ---------   ---------   ---------
Income (Loss) Before Equity        (30)        189         (26)        133
  in Earnings of
  Unconsolidated Joint
  Ventures and Minority Interest

Equity in Earnings of
  Unconsolidated Joint Ventures    137           0                     137
Minority Interest                    0           0                       0
                              ---------   ---------   ---------   ---------
     NET INCOME (LOSS)       $     107  $      189   $     (26)  $     270
                              =========   =========   =========   =========

Average Shares Outstanding      16,051       6,000      (6,000)(3)  16,051

Earnings (Loss) Per Share    $    0.01   $    0.03               $    0.02

                                     MasTec, Inc.
                    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                    (Unaudited)
                                   (In Thousands)
                                MasTec       DTI        PRO FORMA  COMBINED
                           June 30, 1994 June 22, 1994 ADJUSTMENTS PROFORMA
ASSETS
Current Assets
  Cash and Cash Equivalents $   5,961    $     223     $           $  6,184
  Accounts Receivable-Net
   and Unbilled Revenues       30,733        2,878                   33,611
  Inventories                   4,694           66                    4,760
  Deferred and Refundable
   Income Taxes                 5,088            0                    5,088
  Other                         1,200          140                    1,340
                             --------     --------      ------      -------
   Total Current Assets        47,676        3,307           0       50,983
                             --------     --------      ------      -------
Preferred Stock and Long-Term
  Notes Receivable-NBC         11,403            0                   11,403
                             --------     --------      ------      -------
    Property-Net               51,934        1,042         401  (4)  52,976
                             --------     --------      ------      -------
Real Estate Investments and
  Other Assets                 28,182          209      (3,244) (5)  25,147
                             --------     --------      ------      -------
    TOTAL ASSETS            $ 139,195    $   4,558    $ (2,843)    $140,509
                             ========     ========     =======      =======
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Current Maturities of Debt $ 6,540    $     240    $            $  6,780
  Accounts Payable             6,681          384                    7,065
  Accrued Insurance            4,056            0                    4,056
  Accrued Compensation         1,534            0                    1,534
  Accrued Interest               582            0                      582
  Accrued Income Taxes         1,082          151                    1,233
  Other                        6,602          506                    7,108
                            --------     --------      ------      -------
    Total Current Liabilities 27,077        1,281           0       28,358
                            --------     --------      ------      -------
Other Liabilities             30,723          434                   31,157
                            --------     --------      ------      -------
Long-Term Debt                13,055                                13,055
                            --------     --------      ------      -------
Convertible Subordinated
  Debentures                  21,875                                21,875
                            --------     --------      ------      -------
Shareholders' Equity
   Common Stock                2,643           93         (93) (6)   2,643
   Capital Surplus           134,064          369        (369) (7) 134,064
   Retained Earnings           1,990        2,924      (2,924) (8)   1,990
   Treasury Stock            (92,232)        (543)        543  (9) (92,232)
                            --------     --------      ------      -------
    Total                     46,465        2,843      (2,843)      46,465
                            --------     --------      ------      -------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY     $ 139,195    $   4,558     $(2,843)    $140,910
                            ========     ========     =======      =======

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(1)  Additional interest expense from note issued to DTI shareholders.

(2) Credit for income taxes from increased interest expense in Note 1 assuming 37.6% effective tax rate.

(3)  Elimination of DTI's outstanding shares.

(4) Increase of DTI's property to management's estimate of fair market value.

(5)  Elimination of MasTec's investment in DTI.

(6)  Elimination of DTI's common stock.

(7)  Elimination of DTI's capital surplus.

(8)  Elimination of DTI's retained earnings.

(9)  Elimination of DTI's treasury stock.

MasTec, Inc.
SIGNATURES

FORM 8-K/A


Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MasTec, Inc.
Registrant



Date:  September 2, 1994           /s/  Carlos A. Valdes
                                   ___________________________
                                   Carlos A. Valdes
                                   Senior Vice President-Finance
                                   (Principal Financial Officer
                                                and
                                   Authorized Officer of the Registrant)